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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 15, 2022
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
Denver, North Carolina 28037
(Address of Principal Executive Offices, and Zip Code)

________________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On February 15, 2022, Contrail Aviation Support, LLC (“CAS”), a 79%-owned subsidiary Air T, Inc. (the “Company”) completed the acquisition of two (2) CFM56-5B3/SP engines. The engines were the first and second engines of eight (8) engines to be purchased pursuant to the purchase agreement dated January 19, 2022 reported in Air T, Inc’s Current Report on Form 8-K dated January 24, 2022. The transaction value for the purchase of the two engines exceeded $5,000,000. The purchase continues Contrail’s business of purchasing aircraft and/or aircraft engines for the purpose of leasing or disassembling them and selling them for parts.
CAS obtained the funds necessary to fund the acquisition of the eight (8) engines to be purchased pursuant to the January 19, 2022 purchase agreement from Old National Bank. On February 18, 2022, CAS and Old National Bank entered into Supplement #9 to the Master Loan Agreement dated June 24, 2019 and Term Note H. Term Note H is a multiple advance term loan in the principal amount of $14,875,000. The loan bears a variable interest rate at the Wall Street Journal prime rate plus 0.75% and requires 18 monthly payments of interest until the loan maturity date of August 18, 2023. Principal reduction payments are due monthly in an amount equal to 100% of the amount of the gross sales proceeds collected that are derived from any of the engines or any component sold during the prior month. The loan is secured by a first lien on the engines acquired and to be acquired with the loan proceeds and may be prepaid without penalty. The loan includes a quarterly rolling cash flow coverage ratio covenant and a tangible net worth covenant.
The foregoing summary of the terms of the purchase transaction documents does not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and are incorporated by reference herein. The above discussion regarding the Old National Bank financing is qualified in its entirety by reference to Supplement #9 to Master Loan Agreement, Term Loan H and Form of Security Agreement filed as Exhibits 10.3, 10.4 and 10.5 filed herewith, which are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

10.1	Bill of Sale and Acceptance Certificate, dated February 15, 2022 with respect to Engine CFM56-5B3/2P Serial number 779962.
10.2	Bill of Sale and Acceptance Certificate, dated February 15, 2022 with respect to Engine CFM56-5B3/2P Serial number 779923.
10.3	Supplement #9 to Master Loan Agreement dated June 24, 2019 by and between CAS and Old National Bank dated February 18, 2022, without exhibits.
10.4	Promissory Note Term Note H in the principal amount of $14,875,000 from CAS to Old National Bank dated February 18, 2022.
10.5	Form of Security Agreement from CAS to Old National Bank dated February 18, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2022.

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer